KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

American Honda Finance Corporation (the “Company”)
J.P. Morgan Securities LLC

BNP Paribas Securities Corp.

SMBC Nikko Securities America, Inc.
(together, the “Specified Parties”)

Re: Honda Auto Receivables 2017-3 Owner Trust, Asset Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in electronic data files (the Data File and the XML File defined below) related to a portfolio of motor vehicle retail installment sale contracts which we were informed are intended to be included as collateral in the offering of the Notes. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

●	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

●	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

●	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

●	The term “Receivables” means motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks.

●	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

●	The term “Data File” means an electronic data file entitled “2017-3 UWR01 B280 Jul2017 2B Bank RegABII Short List 080917.txt” provided by the Company on August 9, 2017, containing certain information related to 113,393 Receivables as of July 31, 2017.

●	The term “XML File” means an electronic data file entitled “Honda_ex102_Jul2017_HAROT2017-3_B280_Initial.csv” provided by the Company on August 22, 2017, containing certain information related to 113,392 Receivables as of July 31, 2017. The Company informed us that one (1) Receivable in the Data File for which the prior month current maturity date field was blank, was not included in the XML File.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

●	The term “Receivable File” means any file containing some or all of the following documents provided by the Company: Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, “Contract Information” screen shot from the Company’s Customer Account Servicing System (“CASS”), Certificate of Title, Title Application, “Title” screen shot from DealerTrack, Credit Application, Agreement to Furnish Insurance, and/or “Auto Finance Servicing System” screen shot. We make no representation regarding the validity, enforceability, or authenticity of such Receivable File documents.

The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File.

I.	The Selected Receivables

We randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables,” as listed in Exhibit A attached hereto).

II.	The Data File

A.	For each Selected Receivable, we compared the specified attributes listed below contained in the Data File to the corresponding information appearing in the Receivable File. The Specified Parties indicated that the absence of any of the specified documents noted below or the inability to agree the indicated information from the Data File to the Receivable File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions
First Payment Date	Installment Sale Contract and instructions provided by the Company described below
Receivable Number	Installment Sale Contract
Original Amount Financed	Installment Sale Contract
Number of Payments	Installment Sale Contract
Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, and instructions provided by the Company described below
Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, and instructions provided by the Company described below
New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screen shot from CASS, and instructions provided by the Company described below
Collateral Type (Honda or Acura)	Installment Sale Contract
Loan Type (Simple Interest)	Installment Sale Contract

2

Attribute	Receivable File/Instructions
Origination Date	Installment Sale Contract
Original Maturity Date	Installment Sale Contract and instructions provided by the Company described below
Model	Installment Sale Contract
Current Maturity Date, if applicable	Installment Sale Contract, “Contract Information” screen shot from CASS, and instructions provided by the Company described below
Legal Owner or Lien Holder Name	Certificate of Title, Title Application, “Title” screen shot from DealerTrack, and instructions provided by the Company described below

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivable information in the Data File stated the First Payment Date was the first day of the following month. We were informed by the Company that CASS does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, CASS will adjust those dates to the first day of the following month and the Company will notify the obligor, via written notice, of the change in dates.

For purposes of comparing Scheduled Monthly Payment and APR, in the event the Scheduled Monthly Payment or APR did not agree to the amount or percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the Scheduled Monthly Payment or APR to the amount or percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter.

For purposes of comparing New vs. Used, in the event New vs. Used did not agree to the corresponding information in the Installment Sale Contract, we were instructed by the Company to compare New vs. Used to the Title Application and the “Contract Information” screen shot from CASS. We were further instructed by the Company to deem the vehicle to be “Used” if the vehicle was identified as “Certified” in the Title Application.

For purposes of comparing Original Maturity Date, in the event the Original Maturity Date was not stated in the Installment Sale Contract, the Company instructed us to recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. We compared the recomputed Original Maturity Date to the Original Maturity Date in the Data File.

For purposes of comparing Current Maturity Date, in the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, we were instructed by the Company to compare the Current Maturity Date to the date stated in the “Contract Information” screen shot from CASS.

For purposes of comparing Legal Owner or Lien Holder Name, we were instructed by the Company that the names “American Honda Finance,” “AHFC,” “Ahfc,” “American Honda Finance Corp,” “American Honda Fin Corp,” “American Honda Fin.,” “Honda Finance Corp,” “Am Honda Fin Corp,” “Honda Financial Services,” “Honda Finance Corporation,” “American Honda Corporation,” “Honda Finance,” “Honda American Fin Corp,” “American Honda Finance Co,” “American Honda Finance Corporation,” “American Honda Finance Corpora,” “American Honda Finance Cor.,” “American Honda Fin Corp,” “American Honda Finance C,” “American Honda,” “American Honda Finance Inc,” “American Honda Financial Corp,” “American Honda Finan Corp,” “American Honda Finance Company,” “Amercn Honda Fin Corp,” “Amercn Fin Corp,” and “American Honda Finance Corporat” were acceptable Legal Owner or Lien Holder Names for the Company.

3

For purposes of comparing Legal Owner or Lien Holder Name in the event the Certificate of Title or Title Application was not available, the Company instructed us to utilize the “Title” screen shot from DealerTrack.

The information regarding the Selected Receivables was found to be in agreement with the respective information appearing in the Receivable Files, except as noted in Exhibit B. Based on the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from the procedures.

B.	In addition to the procedures described above, for each Selected Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application

•	Certificate of Title, Title Application or “Title” screen shot from DealerTrack

•	Agreement to Furnish Insurance

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signatures.

III.	The XML File

For each Selected Receivable, we compared the specified attributes listed below contained in the XML File to the corresponding information appearing in the Receivable File. The Specified Parties indicated that the absence of any of the specified documents noted below or the inability to agree the indicated information from the XML File to the Receivable File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions
Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, and instructions provided by the Company described below
Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, and instructions provided by the Company described below
Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, and instructions provided by the Company described below

4

Attribute	Receivable File/Instructions
Origination Date	Installment Sale Contract
First Payment Date	Installment Sale Contract and instructions provided by the Company described below
Maturity Date	Installment Sale Contract and instructions provided by the Company described below
Recomputed Original Loan Term	Installment Sale Contract and instructions provided by the Company described below
Recomputed Grace Period Number	Installment Sale Contract and instructions provided by the Company described below
Subvented	Auto Finance Servicing System screen shot and instructions provided by the Company described below
Current Delinquency Status	Auto Finance Servicing System screen shot

For purposes of comparing Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage, in the event the Original Interest Rate Percentage, Next Interest Rate Percentage, or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the Original Interest Rate Percentage, Next Interest Rate Percentage, or Reporting Period Interest Rate Percentage to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter.

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivables information in the XML File stated the First Payment Date was the first day of the following month. We were informed by the Company that CASS does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, CASS will adjust those dates to the first day of the following month and the Company will notify the obligor, via written notice, of the change in dates. The Company instructed us to compare the month and year of the First Payment Date in the XML File to the First Payment Date in the Receivable File.

For purposes of comparing Maturity Date, in the event the Maturity Date was not stated in the Installment Sale Contract, the Company instructed us to recompute the Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. We compared the recomputed Maturity Date to the Maturity Date in the XML File. The Company instructed us to compare the month and year of the Maturity Date in the XML File to the Maturity Date in the Receivable File or the recomputed Maturity Date.

For the purposes of comparing Recomputed Original Loan Term, the Company instructed us to recompute the Original Loan Term by calculating the difference in months between the “MATURITY-DATE” and the “CONTR-DATE” fields in the Data File. We compared the recomputed Original Loan Term to the Original Loan Term in the XML File.

For purposes of comparing Recomputed Grace Period Number, the Company instructed us to recompute the Grace Period Number by calculating the difference in months between the “FIRST-PYMT-DATE” and the “CONTR-DATE” fields in the Data File. We then compared the recomputed Grace Period Number to the Grace Period Number in the XML File.

5

For purposes of comparing Subvented, the Company instructed us to compare the “Original Unearned Amount” field in the Auto Finance Servicing System screen shot to the value in the “Subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, the Company instructed us to consider the Selected Receivable to be Subvented. If the “Original Unearned Amount” field was blank, the Company instructed us to consider the Selected Receivable to not be Subvented.

The information regarding the Selected Receivables was found to be in agreement with the respective information appearing in the Receivable Files, except as noted in Exhibit C. Based on the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File and the XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the XML File, the Receivable Files, and information and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reliability or accuracy of the Receivable Files, the Data File, the XML File, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA
September 7, 2017

6

Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20173001	60	20173060	119	20173119	178	20173178	237	20173237
2	20173002	61	20173061	120	20173120	179	20173179	238	20173238
3	20173003	62	20173062	121	20173121	180	20173180	239	20173239
4	20173004	63	20173063	122	20173122	181	20173181	240	20173240
5	20173005	64	20173064	123	20173123	182	20173182	241	20173241
6	20173006	65	20173065	124	20173124	183	20173183	242	20173242
7	20173007	66	20173066	125	20173125	184	20173184	243	20173243
8	20173008	67	20173067	126	20173126	185	20173185	244	20173244
9	20173009	68	20173068	127	20173127	186	20173186	245	20173245
10	20173010	69	20173069	128	20173128	187	20173187	246	20173246
11	20173011	70	20173070	129	20173129	188	20173188	247	20173247
12	20173012	71	20173071	130	20173130	189	20173189	248	20173248
13	20173013	72	20173072	131	20173131	190	20173190	249	20173249
14	20173014	73	20173073	132	20173132	191	20173191	250	20173250
15	20173015	74	20173074	133	20173133	192	20173192	251	20173251
16	20173016	75	20173075	134	20173134	193	20173193	252	20173252
17	20173017	76	20173076	135	20173135	194	20173194	253	20173253
18	20173018	77	20173077	136	20173136	195	20173195	254	20173254
19	20173019	78	20173078	137	20173137	196	20173196	255	20173255
20	20173020	79	20173079	138	20173138	197	20173197	256	20173256
21	20173021	80	20173080	139	20173139	198	20173198	257	20173257
22	20173022	81	20173081	140	20173140	199	20173199	258	20173258
23	20173023	82	20173082	141	20173141	200	20173200	259	20173259
24	20173024	83	20173083	142	20173142	201	20173201	260	20173260
25	20173025	84	20173084	143	20173143	202	20173202	261	20173261
26	20173026	85	20173085	144	20173144	203	20173203	262	20173262
27	20173027	86	20173086	145	20173145	204	20173204	263	20173263
28	20173028	87	20173087	146	20173146	205	20173205	264	20173264
29	20173029	88	20173088	147	20173147	206	20173206	265	20173265
30	20173030	89	20173089	148	20173148	207	20173207	266	20173266
31	20173031	90	20173090	149	20173149	208	20173208	267	20173267
32	20173032	91	20173091	150	20173150	209	20173209	268	20173268
33	20173033	92	20173092	151	20173151	210	20173210	269	20173269
34	20173034	93	20173093	152	20173152	211	20173211	270	20173270
35	20173035	94	20173094	153	20173153	212	20173212	271	20173271
36	20173036	95	20173095	154	20173154	213	20173213	272	20173272
37	20173037	96	20173096	155	20173155	214	20173214	273	20173273
38	20173038	97	20173097	156	20173156	215	20173215	274	20173274
39	20173039	98	20173098	157	20173157	216	20173216	275	20173275
40	20173040	99	20173099	158	20173158	217	20173217	276	20173276
41	20173041	100	20173100	159	20173159	218	20173218	277	20173277
42	20173042	101	20173101	160	20173160	219	20173219	278	20173278
43	20173043	102	20173102	161	20173161	220	20173220	279	20173279
44	20173044	103	20173103	162	20173162	221	20173221	280	20173280
45	20173045	104	20173104	163	20173163	222	20173222	281	20173281
46	20173046	105	20173105	164	20173164	223	20173223	282	20173282
47	20173047	106	20173106	165	20173165	224	20173224	283	20173283
48	20173048	107	20173107	166	20173166	225	20173225	284	20173284
49	20173049	108	20173108	167	20173167	226	20173226	285	20173285
50	20173050	109	20173109	168	20173168	227	20173227	286	20173286
51	20173051	110	20173110	169	20173169	228	20173228	287	20173287
52	20173052	111	20173111	170	20173170	229	20173229
53	20173053	112	20173112	171	20173171	230	20173230
54	20173054	113	20173113	172	20173172	231	20173231
55	20173055	114	20173114	173	20173173	232	20173232
56	20173056	115	20173115	174	20173174	233	20173233
57	20173057	116	20173116	175	20173175	234	20173234
58	20173058	117	20173117	176	20173176	235	20173235
59	20173059	118	20173118	177	20173177	236	20173236

(*) The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B
Exception List (Data File)
Selected Receivable Number	Receivable Number	Attribute	Per Data File	Per Receivable File
59	20173059	Scheduled Monthly Payment	$398.78	$401.26
59	20173059	APR	8.04%	8.29%
62	20173062	Scheduled Monthly Payment	$319.85	$322.20
62	20173062	APR	4.69%	4.94%
249	20173249	Scheduled Monthly Payment	$375.45	$379.22
249	20173249	APR	4.90%	5.30%

Exhibit C
Exception List (XML File)
Selected Receivable Number	Receivable Number	Attribute	Per XML File	Per Receivable File
59	20173059	Original Interest Rate Percentage	8.04%	8.29%
59	20173059	Next Interest Rate Percentage	8.04%	8.29%
59	20173059	Reporting Period Interest Rate Percentage	8.04%	8.29%
62	20173062	Original Interest Rate Percentage	4.69%	4.94%
62	20173062	Next Interest Rate Percentage	4.69%	4.94%
62	20173062	Reporting Period Interest Rate Percentage	4.69%	4.94%
249	20173249	Original Interest Rate Percentage	4.90%	5.30%
249	20173249	Next Interest Rate Percentage	4.90%	5.30%
249	20173249	Reporting Period Interest Rate Percentage	4.90%	5.30%